As filed with the Securities and Exchange                     File No. 333-05173
Commission on July 13, 2001                                  File No. 811-7651


--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 16


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 17

                         AETNA VARIABLE PORTFOLIOS, INC.
                         -------------------------------

             151 Farmington Avenue TS31, Hartford, Connecticut 06156
             -------------------------------------------------------
                                 (860) 275-3252

                            Michael Gioffre, Counsel
          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:


              X         on July 16, 2001 pursuant to paragraph (b)
           --------

This Post-Effective Amendment No. 16 ("PEA 16") is filed to register Class S shares of Aetna Variable Portfolios, Inc. (the "Registrant") under the Investment Company Act of 1940 and to offer the Registrant's shares under the Securities Act of 1933. The prospectus for the Registrant's Class S shares and the combined Class R and Class S statement of additional information that are included in this PEA 16 are to be used concurrently with and separately from the currently effective prospectus of the Registrant.


                                  PARTS A AND B

{Front Cover}
                         AETNA VARIABLE PORTFOLIOS, INC.
                                   PROSPECTUS

                                     Class S


                                  July 16, 2001


                            AETNA GROWTH VP (Growth)
                     AETNA INTERNATIONAL VP (International)
                     AETNA SMALL COMPANY VP (Small Company)
                 AETNA VALUE OPPORTUNITY VP (Value Opportunity)
                        AETNA TECHNOLOGY VP (Technology)
              AETNA INDEX PLUS LARGE CAP VP (Index Plus Large Cap)
                AETNA INDEX PLUS MID CAP VP (Index Plus Mid Cap)
              AETNA INDEX PLUS SMALL CAP VP (Index Plus Small Cap)



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

This Prospectus is for investors purchasing or considering purchase of Class S shares of the Fund.

                                TABLE OF CONTENTS


                                                                            PAGE

THE PORTFOLIOS' INVESTMENTS...................................................2

PORTFOLIO EXPENSES...........................................................18

OTHER CONSIDERATIONS.........................................................20

MANAGEMENT OF THE PORTFOLIOS.................................................21

INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS...........................22

TAX INFORMATION..............................................................23

PERFORMANCE OF A SIMILARLY MANAGED ACCOUNT...................................24

ADDITIONAL INFORMATION.......................................................25

THE PORTFOLIOS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
INVESTMENT PERFORMANCE

o Aetna Variable Portfolios, Inc. (Fund) consists of multiple portfolios (Portfolios). Below is a description of each Portfolio's INVESTMENT OBJECTIVE, the PRINCIPAL INVESTMENT STRATEGIES employed on behalf of each Portfolio, and the PRINCIPAL RISKS associated with investing in each Portfolio.
o A performance BAR CHART is provided for each Portfolio that has been in existence for at least one full calendar year. If a Portfolio has been in existence for at least two full calendar years, the bar chart shows changes in the Portfolio's performance from year to year. The fluctuation in returns illustrates each Portfolio's performance volatility. The chart is accompanied by the Portfolio's best and worst quarterly returns throughout the years presented in the bar chart.
o A TABLE for each Portfolio that has been in existence for at least one full calendar year shows its average annual total return. The table gives some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad-based securities market index. Each index is a widely recognized, unmanaged index of securities. A Portfolio's past performance is not necessarily an indication of how it will perform in the future.
o Because Technology is recently organized, it does not have performance information an investor may find useful in evaluating the risks of investing in the Fund.
o The performance numbers appearing in the bar charts and tables for each Portfolio do not reflect the deduction of any insurance fees or charges. If such charges were deducted, performance would be lower.

o Additional information about the Portfolios' investment strategies and risks is included on page 20.

o Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of the Portfolios.
o    Elijah Asset Management, LLC (EAM) serves as subadviser of Technology.


SHARES OF THE PORTFOLIOS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM. THERE IS NO GUARANTY THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. INVESTMENTS IN THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. Due to differences in tax treatment or other considerations, the interests of various contract owners participating in the Portfolios and the interests of qualified plans investing in the Portfolios might at some time be in conflict. The Fund's Board of Directors (Board) will monitor the Fund for any material conflicts and determine what action, if any, should be taken to resolve these conflicts.

AETNA GROWTH VP (GROWTH)

Investment Objective. Seeks GROWTH OF CAPITAL through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

Principal Investment Strategies. Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus:

     o Emphasizes stocks of larger companies, although Growth may invest in companies of any size.
     o Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum and price/earnings ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose full value is not reflected in the stock price.
     o Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

Principal Risks. The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Investment Performance

AETNA GROWTH VP

                                        Years ended December 31,
                               -------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN*          1997     1998      1999      2000
--------------------------------------------------------------------------------
[graphic omitted]

           50%                      33.01%   37.68%    34.97%    -11.95%

           40%

           30%

           20%

           10%

            0%

          -10%

          -20%


[up arrow]   Best Quarter:
             fourth quarter 1998, up 24.37%

[down arrow] Worst Quarter:
             fourth quarter 2000, down 17.18%




                                          AS OF DECEMBER 31, 2000


AVERAGE ANNUAL TOTAL RETURN       1 YEAR      SINCE INCEPTION     INCEPTION DATE
Class R*                         -11.95%           21.63%            12/13/96
Russell 1000 Growth Index**      -22.42%           16.97%            12/13/96

The performance table and bar chart provide an indication of the historical risk of an investment in Growth. All figures assume reinvestment of dividends and distributions.

  * The bar chart and performance table reflect the returns of the Portfolio's Class R shares, which shares are not offered in this prospectus. The Portfolio's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will outperform Class S shares.
 ** The Russell 1000 Growth Index measures the performance of the companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

AETNA INTERNATIONAL VP (INTERNATIONAL)

Investment Objective. Seeks LONG-TERM CAPITAL GROWTH primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. International will not target any given level of current income.

Principal Investment Strategies. Under normal market conditions, International invests at least 65% of its total assets in securities principally traded in three or more countries outside of the United States. These securities may include common stocks as well as securities convertible into common stock.

In managing International, Aeltus:

   o Diversifies the Portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
   o Allocates assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.
   o Invests primarily in established foreign securities markets although it may invest in emerging markets as well.
   o Uses internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.
   o Employs currency hedging strategies to protect the Portfolio from adverse effects on the U.S. dollar.

Principal Risks. The principal risks of investing in International are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

   o Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.
   o Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.
   o Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.
   o Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.
   o Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

Investment Performance

AETNA INTERNATIONAL VP

                                              Years ended December 31,
                               -------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN*                1998        1999         2000
--------------------------------------------------------------------------------
[graphic omitted]

           60%                           18.92%      51.33%      -20.33%

           50%

           40%

           30%

           20%

           10%

            0%

          -10%

          -20%

          -30%


[up arrow]   Best Quarter:
             fourth quarter 1999, up 31.30%

[down arrow] Worst Quarter:
             third quarter 1998, down 15.75%




                                          AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN       1 YEAR      SINCE INCEPTION     INCEPTION DATE
Class R*                         -20.33%           13.65%            12/22/97
MSCI-EAFE Index**                -13.96%           10.25%            12/22/97


The performance table and bar chart provide an indication of the historical risk of an investment in International. All figures assume reinvestment of dividends and distributions.

  * The bar chart and performance table reflect the returns of the Portfolio's Class R shares, which shares are not offered in this prospectus. The Portfolio's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will outperform Class S shares.
 ** The Morgan Stanley Capital International-Europe, Australia and Far East
    Index is a market value-weighted average of the performance of more than 900 securities listed on the stock market exchanges of countries in Europe, Australia and the Far East.

AETNA SMALL COMPANY VP (SMALL COMPANY)

Investment Objective. Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Principal Investment Strategies. Under normal market conditions, Small Company invests at least 65% of its total assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

   o The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).
   o All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.
   o Companies with market capitalizations lower than any companies included in the first two categories.

In managing Small Company, Aeltus:

   o Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.
   o Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.
   o Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.
   o May invest, to a limited extent, in foreign stocks.

Principal Risks. The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

   o Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
   o In many instances, the frequency and volume of trading in small cap stocks are substantially less than of stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.
   o When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
   o Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.
   o Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

Investment Performance

AETNA SMALL COMPANY VP

                                              Years ended December 31,
                               -------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN*         1997        1998        1999       2000
------------------------------------------------------------------------------
[graphic omitted]

           40%                     34.49%      1.10%      30.85%      6.72%

           30%

           20%

           10%

            0%



[up arrow]   Best Quarter:
             first quarter 2000, up 28.09%

[down arrow] Worst Quarter:
             third quarter 1998, down 19.38%






                                          AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN       1 YEAR      SINCE INCEPTION     INCEPTION DATE
Class R*                          6.72%            17.68%            12/27/96
Russell 2000 Index**             -3.02%             9.28%            12/27/96

The performance table and bar chart provide an indication of the historical risk of an investment in Small Company. All figures assume reinvestment of dividends and distributions.

  * The bar chart and performance table reflect the returns of the Portfolio's Class R shares, which shares are not offered in this prospectus. The Portfolio's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will outperform Class S shares.
 ** The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization.

AETNA VALUE OPPORTUNITY VP (VALUE OPPORTUNITY)

Investment Objective. Seeks GROWTH OF CAPITAL primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

Principal Investment Strategies. Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

Principal Risks. The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

Investment Performance

AETNA VALUE OPPORTUNITY VP

                                              Years ended December 31,
                               -------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN*         1997        1998        1999        2000
-------------------------------------------------------------------------------
[graphic omitted]

           50%                    39.36%       22.39%     19.58%      10.19%

           40%

           30%

           20%

           10%

            0%

[up arrow]   Best Quarter:
             fourth quarter 1998, up 30.76%

[down arrow] Worst Quarter:
             third quarter 1998, down 16.64%





                                         AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN       1 YEAR      SINCE INCEPTION     INCEPTION DATE
Class R*                          10.19%          22.78%             12/13/96
S&P 500 Index**                   -9.11%          17.44%             12/13/96


The performance table and bar chart provide an indication of the historical risk of an investment in Value Opportunity. All figures assume reinvestment of dividends and distributions.

  * The bar chart and performance table reflect the returns of the Portfolio's Class R shares, which shares are not offered in this prospectus. The Portfolio's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will outperform Class S shares.
** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

AETNA TECHNOLOGY VP (TECHNOLOGY)

Investment Objective.  Seeks LONG-TERM CAPITAL APPRECIATION.

Principal Investment Strategies. Technology primarily invests in common stocks and securities convertible into common stock of companies in the information technology industry sector.

Companies in the information technology industries include companies that EAM considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

   o Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.
   o Telecommunications products and services.
   o Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.
   o Data processing products and services.
   o Financial services companies that collect or disseminate market, economic, and financial information.
   o Internet companies and other companies engaged in, or providing products or services for, e-commerce.

EAM considers a company to be principally engaged in the information technology industries if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. EAM will also consider a company to be principally engaged in the information technology industries if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

In selecting stocks for Technology, EAM looks at a company's valuation relative to its potential long-term growth rate. EAM may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if EAM determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if EAM believes that another investment offers a better opportunity.

Principal Risks. The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology industries, Technology may be subject to more abrupt swings in value than would a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

AETNA INDEX PLUS LARGE CAP VP (INDEX PLUS LARGE CAP)

Investment Objective. Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S 500 COMPOSITE INDEX (S&P 500), while maintaining a market level of risk.

Principal Investment Strategies. Index Plus Large Cap invests at least 80% of its net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by S&P.


In managing Index Plus Large Cap, Aeltus attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap approximately 400 of the stocks included in the S&P 500. Although the Portfolio will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.


Principal Risks. The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Portfolio's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

Investment Performance

AETNA INDEX PLUS LARGE CAP VP

                                              Years ended December 31,
                               -------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN*              1997       1998       1999      2000
--------------------------------------------------------------------------------
[graphic omitted]

           50%                         33.89%     31.60%     24.30%    -9.41%

           40%

           30%

           20%

           10%

            0%

          -10%

[up arrow]   Best Quarter:
             fourth quarter 1998, up 22.83%

[down arrow] Worst Quarter:
             third quarter 1998, down 9.71%





                                         AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN       1 YEAR     SINCE INCEPTION      INCEPTION DATE
Class R*                          -9.41%         19.86%               9/16/96
S&P 500 Index**                   -9.11%         18.12%               9/16/96


The performance table and bar chart provide an indication of the historical risk of an investment in Index Plus Large Cap. All figures assume reinvestment of dividends and distributions.

  * The bar chart and performance table reflect the returns of the Portfolio's Class R shares, which shares are not offered in this prospectus. The Portfolio's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will outperform Class S shares.
 ** The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

AETNA INDEX PLUS MID CAP VP (INDEX PLUS MID CAP)

Investment Objective. Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400), while maintaining a market level of risk.

Principal Investment Strategies. Index Plus Mid Cap invests at least 80% of its net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by S&P.


In managing Index Plus Mid Cap, Aeltus attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 400.


Principal Risks. The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Portfolio's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

Investment Performance

AETNA INDEX PLUS MID CAP VP

                                              Years ended December 31,
                               -------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN*               1998        1999       2000
--------------------------------------------------------------------------------
[graphic omitted]

           40%                          24.30%      15.81%     19.91%

           30%

           20%

           10%

            0%

          -10%

[up arrow]   Best Quarter:
             fourth quarter 1998, up 29.17%

[down arrow] Worst Quarter:
             third quarter 1998, down 12.18%




                                         AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN       1 YEAR      SINCE INCEPTION     INCEPTION DATE
Class R*                          19.91%           21.01%            12/16/97
S&P MidCap 400 Index**            17.51%           18.33%            12/16/97

The performance table and bar chart provide an indication of the historical risk of an investment in Index Plus Mid Cap. All figures assume reinvestment of dividends and distributions.

   * The bar chart and performance table reflect the returns of the Portfolio's Class R shares, which shares are not offered in this prospectus. The Portfolio's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will outperform Class S shares.
  ** The S&P MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion.

AETNA INDEX PLUS SMALL CAP VP (INDEX PLUS SMALL CAP)

Investment Objective. Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the Standard and Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk.

Principal Investment Strategies. Index Plus Small Cap invests at least 80% of its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by S&P.


In managing Index Plus Small Cap, Aeltus attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 600.


Principal Risks. The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

   o Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.
   o In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
   o When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
   o Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Portfolio's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

Investment Performance

AETNA INDEX PLUS SMALL CAP VP

                                              Years ended December 31,
                               -------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN*               1998        1999       2000
--------------------------------------------------------------------------------
[graphic omitted]

           15%                           1.35%       10.79%     9.82%

           19%

            5%

            0%

           -5%

[up arrow]   Best Quarter:
             fourth quarter 1998, up 17.61%

[down arrow] Worst Quarter:
             third quarter 1998, down 19.74%



                                          AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURN       1 YEAR      SINCE INCEPTION     INCEPTION DATE
Class R*                           9.82%           7.68%             12/19/97
S&P SmallCap 600 Index**          11.80%           8.77%             12/19/97

The performance table and bar chart provide an indication of the historical risk of an investment in Index Plus Small Cap. All figures assume reinvestment of dividends and distributions.

   * The bar chart and performance table reflect the returns of the Portfolio's Class R shares, which shares are not offered in this prospectus. The Portfolio's Class R shares will consist of the same portfolio of securities as will Class S. Unlike Class S shares, Class R shares are offered without a 0.25% distribution fee and therefore will have lower annual expenses than Class S shares. As a result, Class R shares will outperform Class S shares.
  ** The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted market value of $903 million.

PORTFOLIO EXPENSES

The following table describes Portfolio expenses. Shareholder fees are paid directly by shareholders. Annual Portfolio Operating Expenses are deducted from Portfolio assets every year, and are thus paid indirectly by all shareholders. Shareholders who acquired Portfolio shares through an insurance company separate account should refer to the applicable contract prospectus, prospectus summary or disclosure statement for a description of insurance charges which may apply.

                                   SHAREHOLDER FEES
                       (fees paid directly from your investment)
         Maximum Sales Charge (Load)           Maximum Deferred Sales Charge
         on Purchases (as a percentage                (Load)(as a percentage of
               of purchase price)                    gross redemption proceeds)

All Portfolios         None                                     None



                      ANNUAL PORTFOLIO OPERATING EXPENSES(1)
               (expenses that are deducted from Portfolio assets)

                                               Distribution                     Total         Fee Waiver/
                                  Management      (12b-1)         Other        Operating         Expense           Net
                                     Fee            Fees         Expenses      Expenses       Reimbursement      Expenses
        ----------------------- ------------- --------------- ------------- -------------- ------------------ -------------
        Growth(2)                   0.60%          0.25%          0.10%          0.95%            0.00%           0.95%
        International(3)            0.85%          0.25%          0.49%          1.59%            0.19%           1.40%
        Small Company(2)            0.75%          0.25%          0.12%          1.12%            0.00%           1.12%
        Value Opportunity(2)        0.60%          0.25%          0.15%          1.00%            0.00%           1.00%
        Technology(3)               0.95%          0.25%          0.25%          1.45%            0.05%           1.40%
        Index Plus Large Cap(2)     0.35%          0.25%          0.09%          0.69%            0.00%           0.69%
        Index Plus Mid Cap(3)       0.40%          0.25%          0.22%          0.87%            0.02%           0.85%
        Index Plus Small Cap(3)     0.40%          0.25%          0.46%          1.11%            0.26%           0.85%


   (1) Because Class S shares are new, the expenses shown above are based on expenses incurred by Class R shareholders for the year ended December 31, 2000, adjusted for differences in the distribution (12b-1) fee applicable to Class S.

   (2) Aeltus is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fees and/or its administrative services fees and/or to reimburse a portion of other expenses in order to maintain a certain expense ratio. Actual expenses for these Portfolios for the period ended December 31, 2000 were at or below contractual limits.

   (3) Aeltus is contractually obligated through December 31, 2001 to waive all or a portion of its investment advisory fees and/or its administrative services fees and/or to reimburse a portion of other expenses in order to ensure that the Portfolios' total operating expenses do not exceed the percentage reflected under Net Expenses.

EXAMPLE

The following example is designed to help you compare the costs of investing in the Portfolios with the costs of investing in other mutual funds. Using the annual portfolio operating expense percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                                     1 YEAR                   3 YEARS


Growth                                $ 97                      $303
International*                         143                       484
Small Company                          114                       356
Value Opportunity                      102                       318
Technology*                            143                       454
Index Plus Large Cap                    70                       221
Index Plus Mid Cap*                     87                       276
Index Plus Small Cap*                   87                       328


*Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2001. Therefore, all figures reflect a waiver/reimbursement for the first year of each period.


THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described above, the Portfolios may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Futures Contracts and Options Each Portfolio may enter into futures contracts and use options. The Portfolios primarily use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Portfolios also may use these instruments for speculation (investing for potential income or capital gain).

o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for a Portfolio as a whole, it adds to the Portfolio's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

Defensive Investing. In response to unfavorable market conditions, each Portfolio (except Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small
Cap) may make temporary investments that are not consistent with its principal investment objective and policies. In that event, the Portfolio may not achieve its investment objective.

Portfolio Turnover. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended December 31, 2000, all of the Portfolios except Index Plus Large Cap and Index Plus Small Cap had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Portfolio's transaction costs.

MANAGEMENT OF THE PORTFOLIOS

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to the Portfolios. Aeltus is responsible for managing the assets of each Portfolio in accordance with its investment objective and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees

o Listed below are the aggregate advisory fees paid by each Portfolio (except Technology) for its most recent fiscal year. These numbers reflect the advisory fees after fee waiver and expense reimbursement, if applicable. See the Annual Portfolio Operating Expenses table for the advisory fee (Management Fee) Aeltus was entitled to receive.

o In the case of Technology, Aeltus is entitled to receive an annual advisory fee, payable monthly, of 0.95% of the daily net assets.

       Portfolio Name        Aggregate Advisory Fees as a Percentage of Average
       --------------        --------------------------------------------------
                             Net Assets for Year Ended December 31, 2000
                             ------------------------------------------


       Growth                                           0.60%
       International                                    0.66%
       Small Company                                    0.75%
       Value Opportunity                                0.60%
       Index Plus Large Cap                             0.35%
       Index Plus Mid Cap                               0.38%
       Index Plus Small Cap                             0.14%

Subadvisory Fee

Elijah Asset Management, LLC, 100 Pine St., Suite 420, San Francisco, California 94111, a Delaware limited liability company, serves as subadviser to Technology. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. EAM makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology.

Aeltus pays EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets.

Portfolio Management. The following discusses who is primarily responsible for the day-to-day management of the Portfolios.

Growth. Growth is managed by a team of Aeltus equity investment specialists led by Kenneth H. Bragdon, Portfolio Manager, Aeltus. Mr. Bragdon has been managing Growth since July 1997 and previously co-managed the Portfolio. Mr. Bragdon has 29 years of experience in the investment business, including more than 20 years with Aeltus.

International. International is managed by a team of Aeltus equity investment specialists led by Vince Fioramonti, Portfolio Manager, Aeltus. Mr. Fioramonti has been managing International since its inception in December 1997. Mr. Fioramonti also manages international stocks and non-U.S. dollar government bonds for several investment funds.

Small Company. Small Company is managed by a team of Aeltus equity investment specialists led by Thomas DiBella, Portfolio Manager, Aeltus. Mr. DiBella has been managing Small Company since its inception in December 1996. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

Value Opportunity. Value Opportunity is managed by a team of Aeltus equity investment specialists led by John McKenna, Portfolio Manager, Aeltus. Mr. McKenna has been managing Value Opportunity since May 2001 and has over seven years experience as an equity analyst. Mr. McKenna is also responsible for providing fundamental research and analysis for Aeltus' large-cap value equity portfolios.

Technology. Ronald E. Elijah managing member of EAM, has been managing Technology since its inception. Prior to founding EAM in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management.

Roderick R. Berry, a member of EAM, serves as a co-portfolio manager of Technology. Prior to joining EAM in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team.

Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap. Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap are managed by Geoffrey A. Brod, Hugh T. M. Whelan and Douglas Cote.

Mr. Brod, Portfolio Manager, Aeltus, has been managing Index Plus Large Cap since its inception in September 1996 and has served as co-manager of Index Plus Mid Cap and Index Plus Small Cap since each Portfolio's inception in February 1998. Mr. Brod has over 30 years of experience in quantitative applications and has over 13 years of experience in equity investments with Aeltus.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co-manager of Index Plus Large Cap since May 2001 and as co-manager of Index Plus Mid Cap and Index Plus Small Cap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co-manager of Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap since May 2001. Mr. Cote has been serving as a quantitative analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS

Investors purchasing shares in connection with an insurance company contract or policy should refer to the documents pertaining to the contract or policy for information on how to direct investments in or redemptions from (including making exchanges into or out of) the Portfolios, and any fees that may apply.


Class S shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class S Distribution Plan, Aeltus Capital, Inc.
(ACI), the Fund's principal underwriter, is paid an annual distribution fee at the rate of 0.25% of the average daily net assets of the Class S shares of the Portfolios. The distribution fee may be used to cover expenses incurred in promoting the sale of Class S shares. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Because these fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Orders for the purchase or redemption of Portfolio shares that are received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) are effected at the net asset value (NAV) per share determined that day, as described below. Shares of the Portfolios are offered to insurance company separate accounts that fund annuity and life insurance contracts and to certain tax-qualified retirement plans. The insurance company has been designated an agent of the Portfolios for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by a Portfolio, provided that the Portfolio receives notice of the orders by 9:30 a.m. eastern time the next day on which the New York Stock Exchange is open for trading.

Net Asset Value. The NAV of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term debt securities maturing in 60 days or less are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Portfolio that invests in foreign securities, because those securities may be traded on markets that are open on days when the Portfolio does not price its shares, the Portfolio's value may change even though Portfolio shareholders may not be permitted to sell or redeem Portfolio shares.

Business Hours. The Portfolios are open on the same days as the New York Stock Exchange (generally, Monday through Friday). Representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

Each Portfolio may refuse to accept any purchase order, especially if as a result of such order, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with a Portfolio's investment objective.

The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

The Portfolios are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Portfolios reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

TAX INFORMATION

Each Portfolio intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for those investors who acquire shares through variable annuity contracts and variable life insurance policies so that those contract owners and policy owners should not be subject to federal tax on distributions from a Portfolio to the insurance company separate accounts. Contract owners and policy owners should review the applicable contract prospectus, prospectus summary or disclosure statement for information regarding the personal tax consequences of purchasing a contract or policy.

Dividends and Distribution. Dividends and capital gains distributions, if any, are paid on an annual basis usually in June. To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution, usually in June.

Both income dividends and capital gains distributions are paid by each Portfolio on a per share basis. As a result, at the time of payment, the share price of the Portfolio will be reduced by the amount of the payment.

PERFORMANCE OF A SIMILARLY MANAGED ACCOUNT

Public Fund Performance

Technology is recently organized and does not yet have a long-term performance record. However, Technology has an investment objective, policies and strategies substantially similar to a series of an investment company registered under the Investment Company Act of 1940 (1940 Act) whose shares are currently sold to the public (Public Fund) and is subadvised by EAM. Therefore, the performance of the Public Fund is provided below. The performance of Technology will vary over time and its investments will not be identical to the past portfolio investments of the comparable Public Fund.

The Public Fund has been managed since its inception by Mr. Elijah and Mr. Berry, the portfolio managers for Technology.

The results shown below for the Public Fund reflect the reinvestment of dividends and distributions, and were calculated in the same manner used by Technology to calculate its own performance. All Public Fund performance data:

   o Was calculated on a total return basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses.
   o Reflects the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by Technology.
   o Includes cash and cash
     equivalents.

The figures also do not reflect the deduction of any insurance fees or charges that are imposed by an insurance company in connection with its sale of certain contracts and policies. Investors who acquired Portfolio shares through an insurance company separate account should refer to the applicable contract prospectus, prospectus summary or disclosure statement for a description of insurance charges which may apply. Had insurance company fees and expenses been reflected, performance would have been lower.

The following table shows average annual total returns for the periods ended December 31, 2000 for the Public Fund and its benchmark index. Investors should not consider the historical performance of the Public Fund to be an indication of the future performance of Technology.

TECHNOLOGY
                                    1 YEAR      5 YEARS      SINCE INCEPTION
The Information Age Fund            -35.09%      24.63%      22.18% (11/15/95)
Goldman Sachs Technology Index      -37.90%      27.15%      25.29% (11/15/95)

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about each Portfolio.

You may request free of charge the current SAI or other information about the Portfolios, by calling 1-800-262-3862 or writing to:

                         Aetna Variable Portfolios, Inc.
                              151 Farmington Avenue
                        Hartford, Connecticut 06156-8962

The SEC also makes available to the public reports and information about the Portfolios. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Portfolios, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-7651

                         AETNA VARIABLE PORTFOLIOS, INC.


                               CLASS R AND CLASS S


             STATEMENT OF ADDITIONAL INFORMATION DATED JULY 16, 2001


This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Class R and Class S Prospectuses for Aetna Variable Portfolios, Inc. (AVPI). Capitalized terms not defined herein are used as defined in the Prospectuses.

AVPI is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). AVPI currently has authorized multiple Portfolios:


o  Aetna Growth VP (Growth)                          o  Aetna Index Plus Large Cap VP (Index Plus
o  Aetna International VP (International)               Large Cap)
o  Aetna Small Company VP (Small Company)            o  Aetna Index Plus Mid Cap VP (Index Plus
o  Aetna Value Opportunity VP (Value Opportunity)       Mid Cap)
o  Aetna Technology VP (Technology)                  o  Aetna Index Plus Small Cap VP (Index Plus
                                                        Small Cap)

A free copy of the AVPI's Prospectuses is available upon request by writing to:
151 Farmington Avenue, Hartford, Connecticut 06156, or by calling:
1-800-262-3862.

                                TABLE OF CONTENTS


GENERAL INFORMATION...........................................................3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES...............................3
INVESTMENT TECHNIQUES, RISK FACTORS AND OTHER CONSIDERATIONS..................5
DIRECTORS AND OFFICERS.......................................................19
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................21
INVESTMENT ADVISORY AGREEMENTS...............................................21
THE SUBADVISORY AGREEMENT....................................................23
ADMINISTRATIVE SERVICES AGREEMENTS...........................................23
CUSTODIAN....................................................................24
TRANSFER AGENT...............................................................24
INDEPENDENT AUDITORS.........................................................24
PRINCIPAL UNDERWRITER........................................................24
DISTRIBUTION SERVICING ARRANGEMENTS..........................................25
PURCHASE AND REDEMPTION OF SHARES............................................25
BROKERAGE ALLOCATION AND TRADING POLICIES....................................25
NET ASSET VALUE..............................................................27
TAX STATUS...................................................................27
PERFORMANCE INFORMATION......................................................29
FINANCIAL STATEMENTS.........................................................30

                              GENERAL INFORMATION

Organization AVPI was incorporated in Maryland in 1996.

Classes The Board of Directors (Board) has the authority to subdivide each Portfolio into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the Portfolio equal to each other share in that Portfolio. Shares of each Portfolio currently are classified into two classes. Class R and Class S shares are offered through this Statement and the corresponding Prospectus. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the distribution fees borne by Class S; (b) the expenses allocable exclusively to each class; and
(c) the voting rights on matters exclusively affecting a single class.

Capital Stock Shares of each Portfolio have no preemptive or conversion rights. Each share of a Portfolio has the same rights to share in dividends declared by that Portfolio. Upon liquidation of any Portfolio, shareholders in that Portfolio are entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders. Shares of each Portfolio are fully paid and nonassessable.

Voting Rights Shareholders of each Portfolio are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided), and on other matters submitted to the vote of shareholders. Participants who select a Portfolio for investment through their variable annuity contract (VA Contract) or variable life insurance policy (VLI Policy) are not the shareholders of the Portfolio. The insurance companies who issue the separate accounts are the true shareholders, but generally pass through voting to Participants as described in the prospectus for the applicable VA Contract or VLI Policy. Once the initial Board is elected, no meeting of the shareholders for the purpose of electing Directors will be held unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares request such a vote. The Directors then in office will call a shareholder meeting for election of Directors. Vacancies occurring between any such meeting shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Directors holding office have been elected by the shareholders. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors. Directors of AVPI may be removed at any meeting of shareholders by the vote of a majority of all shares entitled to vote. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

1940 Act Classification Each Fund is an open-end management investment company, as that term is defined under the Investment Company Act of 1940 (1940 Act). Each Portfolio is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Portfolio are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Portfolio. This means the lesser of (a) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, a Portfolio will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Portfolio's total assets. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded from this restriction;

(2) except for Technology, concentrate its investments in any one industry, although a Portfolio may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, each Portfolio will classify finance companies as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to any Portfolio's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(3) make loans, except that, to the extent appropriate under its investment program, a Portfolio may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Portfolio may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, a Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

(6) invest in commodity contracts, except that a Portfolio may, to the extent appropriate under its investment program: (i) purchase securities of companies engaged in such activities; (ii) enter into transactions in financial and index futures contracts and related options; and (iii) enter into forward currency contracts;

(7) borrow money, except that (i) a Portfolio may enter into certain futures contracts and options related thereto; (ii) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Portfolio may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Portfolio, that Portfolio may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Portfolio will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio as described in this Statement and in the Prospectuses;

(2) except for International, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

(3)   invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the Funds' investment adviser, or Elijah Asset Management, LLC (EAM), subadviser to Technology, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(6) invest more than 15% (10% for Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of the total value of its assets in high yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).

Where a Portfolio's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by S&P, except that the industry classifications for Growth are determined in accordance with the classifications established by the Frank Russell Company and the industry classifications for International have been selected by Aeltus. Aeltus believes that the industry classifications it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed at any time to reflect changes in the market place.

          INVESTMENT TECHNIQUES, RISK FACTORS AND OTHER CONSIDERATIONS

Options, Futures and Other Derivative Instruments

Each Portfolio may use certain derivative instruments as a means of achieving its investment objective. Each Portfolio may use the derivative instruments described below and in the Prospectuses. For purposes other than hedging, a Portfolio will invest no more than 5% of its assets in derivatives, which at the time of purchase are considered by management to involve high risk to the Portfolio, such as inverse floaters and interest-only and principal-only debt instruments.

Derivatives that may be used by a Portfolio include forward contracts, swaps, structured notes, futures and options. Each Portfolio may invest up to 30% of its assets in derivatives for hedging purposes or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Portfolio may use.

Futures Contracts Each Portfolio may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Portfolio may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Portfolio relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends as well as the expenses associated with creating the hedge.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contract which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Portfolio with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Portfolio's futures contracts. A margin deposit is intended to assure the Portfolio's performance under the terms of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Portfolio. These daily payments to and from a Portfolio are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Portfolio will mark-to-market the current value of its open futures contracts. Each Portfolio expects to earn interest income on its initial margin deposits.

When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Portfolio can buy and write (sell) options on futures contracts. A Portfolio may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Portfolio's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options Each Portfolio may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus (or EAM in the case of Technology).

Each Portfolio is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Portfolio will not write a put if it will require more than 50% of the Portfolio's net assets to be designated to cover all put obligations. No Portfolio may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. Each Portfolio may purchase a put option on a security that it already owns and on stock indices. Each Portfolio may purchase call and sell put options on equity securities only to close out positions previously opened. No Portfolio will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. No Portfolio is permitted to write call options on when-issued securities. The Portfolios purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Portfolio may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Portfolio may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Portfolio would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Portfolio's obligation might be more or less than the premium received when it originally wrote the option. Further, a Portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Portfolio, the Portfolio will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Portfolio may purchase put options when Aeltus (or EAM, in the case of Technology) believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Portfolio's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that Portfolio. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Portfolio. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Portfolio to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Portfolio will be able to effect a closing transaction at a favorable price. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options Each Portfolio may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies Each Portfolio may write and purchase calls on foreign currencies. A Portfolio may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Portfolio collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Portfolio's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a

Portfoliois covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Portfolio from being a commodity pool, each Portfolio enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Portfolio expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Portfolio in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Portfolio's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts Each Portfolio may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Portfolio may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Portfolio may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or EAM, in the case of Technology) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Portfolio may experience losses or gains on both the underlying security and the cross currency hedge.

Each Portfolio may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Portfolio of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolios at one rate, while offering a lesser rate of exchange should the Portfolios desire to resell that currency to the dealer.

Swap Transactions Each Portfolio may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectuses. A Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Asset-Backed Securities

Each Portfolio may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (Separate Trading of Registered Interest and Principal of Securities)

Each Portfolio may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectuses, the following sets forth certain information regarding the potential risks associated with a or Portfolio's transactions in derivatives.

Risk of Imperfect Correlation A Portfolio's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Portfolio will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Portfolio which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' (or EAM's, in the case of Technology) judgment concerning the general direction of interest rates is incorrect, the overall performance of a Portfolio may be poorer than if it had not entered into any such contract. For example, if a Portfolio has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Portfolios do not believe that these trading and position limits will have an adverse impact on their hedging strategies.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for a Portfolio.

Foreign Securities

Each Portfolio may invest in foreign securities subject to the limits described above and in the Prospectuses. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because each Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Portfolios might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

Debt Securities

Each Portfolio may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

International may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality. Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by EAM to be of comparable quality.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund or Portfolio may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Portfolio. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Portfolio. In that event, the Portfolio may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Portfolio's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Portfolio.

Variable Rate Demand Instruments

Each Portfolio, may invest in variable rate demand instruments. Variable rate demand instruments held by a Portfolio may have maturities of more than one year, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Portfolio may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Portfolio will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

High-Yield Bonds

Each Portfolio (except International and Technology) may invest in high yield bonds, subject to the limits described above and in the Prospectuses. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c)   any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the net asset value of a Portfolio. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Portfolio's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high yield bonds include:

Sensitivity to Interest Rate and Economic Changes High yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the net asset value of a Portfolio. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolios may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issuers of high yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Portfolio's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities

Each Portfolio may invest in zero coupon securities and each Portfolio may invest in pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Portfolio may realize no return on its investment, because these securities do not pay cash interest.

Supranational Agencies

Each Portfolio may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Portfolio may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. Each Portfolio may borrow for leveraging purposes only if after the borrowing, the value of the Portfolio's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Portfolio since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Portfolios do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above.

Bank Obligations

Each Portfolio may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

Equity Securities

Each Portfolio may invest in equity securities. Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

Equity Securities of Smaller Companies

Each Portfolio may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Real Estate Securities

Each Portfolio may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Convertibles

Each Portfolio may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Short Sales

Technology may seek to hedge investments or realize additional gains through short sales of equity securities. Short sales are transactions in which an unowned security is sold, in anticipation of a decline in the market value of that security. To complete such a transaction, the security must be borrowed to make delivery to the buyer. The borrower (or short seller) then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, the borrower is required to repay the lender any dividends or interest that accrue during the period of the loan. The borrower may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. There are also transaction costs incurred in effecting short sales.

A loss may be incurred as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. A gain will be realized if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses required to be paid in connection with a short sale. An increase in the value of a security sold short over the price at which it was sold short will result in a loss, and there can be no assurance that the position may be closed out at any particular time or at an acceptable price.

Portfolio Turnover

The portfolio turnover rate for Small Company was higher in 2000 than in 1999 primarily due to increased volatility in the equity markets.

                             DIRECTORS AND OFFICERS

The investments and administration of AVPI are under the supervision of its Board. The Directors and executive officers and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Aetna Series Fund, Inc.

-------------------------------------- ------------------------- --------------------------------------------------------
                                                                    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS (AND
                NAME,                      POSITION(S) HELD        POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
           ADDRESS AND AGE                  WITH THE FUND                       UNDERWRITERS OF THE FUND)
-------------------------------------- ------------------------- --------------------------------------------------------
J. Scott Fox*                          Director and              President (April 2001 to present), Director, Chief
10 State House Square                  President (Principal      Operating Officer, Chief Financial Officer (April
Hartford, Connecticut                  Executive Officer)        1994 to present), Managing Director (April 1994
Age 46                                                           to April 2001), Aeltus Investment Management,
                                                                 Inc.; Executive Vice President (April 2001 to
                                                                 present), Director, Chief Operating Officer, Chief
                                                                 Financial Officer (February 1995 to present),
                                                                 Managing Director (February 1995 to April 2001),
                                                                 Aeltus Capital, Inc.; Senior Vice President-
                                                                 Operations, Aetna Life Insurance and Annuity
                                                                 Company, March 1997 to December 1997.
-------------------------------------- ------------------------- --------------------------------------------------------

John G. Turner*                        Director                  Vice Chairman, ING Americas, September 2000 to
20 Washington Avenue, South                                      present; Director, Aeltus Investment Management,
Minneapolis, Minnesota                                           Inc., April 2001 to present; Chairman and Chief
Age 61                                                           Executive Officer, ReliaStar, July 1993 to
                                                                 September 2000.
-------------------------------------- ------------------------- --------------------------------------------------------

Wayne F. Baltzer                       Vice President            Vice President, Aeltus Investment Management,
10 State House Square                                            Inc., December 2000 to present; Vice President,
Hartford, Connecticut                                            Aeltus Capital, Inc., May 1998 to present; Vice
Age 58                                                           President, Aetna Investment Services, Inc., July
                                                                 1993 to May 1998.
-------------------------------------- ------------------------- --------------------------------------------------------

Albert E. DePrince, Jr.                Director                  Director, Business and Economic Research Center,
3029 St. Johns Drive                                             1999 to present, and  Professor, Middle Tennessee
Murfreesboro, Tennessee                                          State University, 1991 to present.
Age 60
-------------------------------------- ------------------------- --------------------------------------------------------

Stephanie A. DeSisto                   Vice President,           Senior Vice President, Mutual Fund
10 State House Square                  Treasurer and Chief       Administration and Assistant Treasurer, Aeltus
Hartford, Connecticut                  Financial Officer         Investment Management, Inc., April 2001 to
Age 47                                 (Principal Financial      present; Vice President, Mutual Fund Accounting,
                                       and Accounting Officer)   Aeltus Investment Management, Inc., November
                                                                 1995 to April 2001.
-------------------------------------- ------------------------- --------------------------------------------------------

Maria T. Fighetti                      Director                  Associate Commissioner for Contract
325 Piermont Road                                                Management, Health Services, New York City
Closter, New Jersey                                              Department of Mental Health, Mental Retardation
Age 57                                                           and Alcohol Services, 1996 to present.
-------------------------------------- ------------------------- --------------------------------------------------------

-------------------------------------- ------------------------- --------------------------------------------------------

Michael J. Gioffre                     Secretary                 Senior Vice President (April 2001 to present) and
10 State House Square                                            Assistant General Counsel and Secretary (July
Hartford, Connecticut                                            2000 to present), Aeltus Investment Management,
Age 37                                                           Inc.; Senior Vice President (April 2001 to present)
                                                                 Assistant General Counsel and Secretary (July
                                                                 2000 to present), Aeltus Capital, Inc.; Counsel,
                                                                 Aetna Financial Services, Inc., May 1998 to July
                                                                 2000.
-------------------------------------- ------------------------- --------------------------------------------------------

David L. Grove                         Director                  Private Investor; Economic/Financial Consultant,
5 The Knoll                                                      December 1985 to present.
Armonk, New York
Age 83
-------------------------------------- ------------------------- --------------------------------------------------------
Sidney Koch                            Director                  Financial Adviser, self-employed, January 1993 to
455 East 86th Street                                             present.
New York, New York
Age 66
-------------------------------------- ------------------------- --------------------------------------------------------
Frank Litwin                           Vice President            Executive Vice President (April 2001 to present)
10 State House Square                                            and Managing Director (August 1997 to April
Hartford, Connecticut                                            2001), Aeltus Investment Management, Inc.;
Age 51                                                           Executive Vice President (April 2001 to present)
                                                                 and Managing Director (May 1998 to April 2001),
                                                                 Aeltus Capital, Inc.; Vice President, Fidelity
                                                                 Investments Institutional Services Company, April
                                                                 1992 to August 1997.
-------------------------------------- ------------------------- --------------------------------------------------------
Corine T. Norgaard                     Director                  Dean of the Barney School of Business, University of
556 Wormwood Hill                                                Hartford (West Hartford, CT), August 1996 to
Mansfield Center, Connecticut                                    present.
Age 64
-------------------------------------- ------------------------- --------------------------------------------------------
Richard G. Scheide                     Director                  Principal, LoBue Associates Inc., October 1999 to
11 Lily Street                                                   present; Trust and Private Banking Consultant,
Nantucket, Massachusetts                                         David Ross Palmer Consultants, July 1991 to present.
Age 72
-------------------------------------- ------------------------- --------------------------------------------------------

During the year ended December 31, 2000, members of the Board who are also directors, officers or employees of the adviser or its affiliates were not entitled to any compensation from AVPI. For the year ended December 31, 2000, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

   --------------------------------- --------------------------------  ------------------------------
                                                                        TOTAL COMPENSATION FROM THE
             NAME OF PERSON            AGGREGATE COMPENSATION FROM     FUNDS AND FUND COMPLEX PAID TO
                POSITION              AETNA VARIABLE PORTFOLIOS, INC.             DIRECTORS
   --------------------------------- --------------------------------  ------------------------------

   Corine Norgaard
   Director                                     $ 9,181                         $ 78,500
   --------------------------------- ------------------------------- --------------------------------

   Sidney Koch
   Director                                      9,181                           78,500
   --------------------------------- ------------------------------- --------------------------------

   Maria T. Fighetti*
   Director                                      9,474                           81,000
   --------------------------------- ------------------------------- --------------------------------

   Richard G. Scheide
   Director, Chairperson                         9,766                           83,500
   Audit Committee
   --------------------------------- ------------------------------- --------------------------------

   David L. Grove*
   Director                                      9,930                           84,903
   --------------------------------- ------------------------------- --------------------------------

   Albert E. DePrince, Jr.*
   Director, Chairperson                         10,187                          87,097
   Contract Committee**

   --------------------------------- ------------------------------- --------------------------------

* During the fiscal year ended December 31, 2000, Ms. Fighetti, Dr. Grove and Dr. DePrince elected to defer $24,000, $84,903 and $4,800, respectively, of their compensation from the Fund Complex.
** Dr. DePrince replaced Dr. Grove as chairperson of the Contracts Committee as of April 2000.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of June 30, 2001, Aetna Life Insurance and Annuity Company (ALIAC) and its affiliates owned 99.88% of the Class R shares of AVPI, which were allocated to separate accounts to fund obligations under VA Contracts and VLI Policies. Contract holders in these separate accounts are provided the right to direct the voting of Portfolio shares at shareholder meetings. ALIAC and its affiliates vote the shares that they own in these separate accounts in accordance with contract holders' directions. Undirected shares of a Portfolio will be voted for each account in the same proportion as directed shares.

As of June 30, 2001, officers and Directors owned less than 1% of the outstanding shares of each Portfolio.


ALIAC is an indirect parent company of Aeltus. ALIAC is also an indirect wholly owned subsidiary of ING Groep N.V. (ING). ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees. ING's principal executive offices are located at Strawinskylaan 2631, 1077 zz Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

                         INVESTMENT ADVISORY AGREEMENTS

AVPI, on its own behalf or on behalf of its Portfolios, entered into an investment advisory agreement(s) (Advisory Agreements) appointing Aeltus as the Investment Adviser of its Portfolios. Under the Advisory Agreements and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of each Portfolio including the selection, purchase and sale of portfolio securities. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser.

The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Directors and that each Portfolio is responsible for payment of all other of its costs.

Listed below are the Advisory Fees that Aeltus is entitled to receive from each Portfolio at an annual rate based on average daily net assets of each Portfolio.

      Portfolio                               Advisory Fee
      ---------                               ------------

      Growth                                  0.60%
      Index Plus Large Cap                    0.35%
      Index Plus Mid Cap                      0.40%
      Index Plus Small Cap                    0.40%
      International                           0.85%
      Small Company                           0.75%
      Technology                              0.95%
      Value Opportunity                       0.60%

For the years ended December 31, 2000, 1999 and 1998, investment advisory fees were paid to Aeltus and ALIAC (for the period January 1, 1997 to April 30, 1998) as follows:


Year Ended December 31, 2000
----------------------------

                                     Total Investment                                    Net Advisory
                                      Advisory Fees                Waiver                 Fees Paid
                                       -------------               ------                   ---------
  Growth                            $     2,633,432              $       0               $  2,633,432
  Index Plus Large Cap                    4,333,342                      0                  4,333,342
  Index Plus Mid Cap                        173,551               (17,747)                    155,804
  Index Plus Small Cap                       61,947               (39,983)                     21,964
  International                             440,381               (98,071)                    342,310
  Small Company                           1,831,509                      0                  1,831,509
  Technology*                               197,227               (11,406)                    185,821
  Value Opportunity                         569,824                      0                    569,824

Year Ended December 31, 1999
----------------------------

                                     Total Investment                                     Net Advisory
                                      Advisory Fees                Waiver                  Fees Paid
                                       -------------               ------                   ---------
  Growth                            $    1,477,828              $        0               $  1,477,828
  Index Plus Large Cap                   2,955,393                (14,859)                  2,940,534
  Index Plus Mid Cap                        50,910                (25,306)                     25,604
  Index Plus Small Cap                      37,659                (28,202)                      9,457
  International                            216,793               (120,367)                     96,426
  Small Company                            834,103                       0                    834,103
  Value Opportunity                        465,367                       0                    465,367



Year Ended December 31, 1998
----------------------------

                                     Total Investment                                     Net Advisory
                                       Advisory Fees               Waiver                   Fees Paid
                                       -------------               ------                   ---------
  Growth                               $    338,707              $       0                 $  338,707
  Index Plus Large Cap                      971,046                      0                    971,046
  Index Plus Mid Cap                         34,602                (18,635)                    15,967
  Index Plus Small Cap                       31,659                (21,262)                    10,397
  International                             146,226               (106,431)                    39,795
  Small Company                             469,286                      0                    469,286
  Value Opportunity                         281,489                      0                    281,489


  *Technology commenced operations on May 1, 2000. Investment Advisory Fees shown are for the period from May 1, 2000 to December 31, 2000.

Bradley, Foster & Sargent, Inc. ("Bradley") served as subadviser of Value Opportunity from October 1, 1998 through December 31, 1999. For the years ended December 31, 1999 and December 31, 1998, Aeltus paid Bradley subadvisory fees of $113,534 and $21,668, respectively. The subadvisory agreement was terminated as of December 31, 1999.

                            THE SUBADVISORY AGREEMENT

Aeltus and AVPI, on behalf of Technology, have entered into an agreement (Subadvisory Agreement) with EAM, appointing EAM as subadviser of Technology. EAM is managed by its members, led by Ronald Elijah.

The Subadvisory Agreement gives EAM broad latitude to select securities for Technology consistent with the investment objective and policies of the Portfolio, subject to Aeltus' oversight. The Agreement contemplates that EAM will be responsible for all aspects of managing Technology, including trade execution. However, the Agreement contemplates that Aeltus will be primarily responsible for cash management.

For the services under the Subadvisory Agreement, EAM will receive an annual fee payable monthly as described in the Prospectuses.

For the period May 1, 2000 through December 31, 2000 Aeltus paid EAM subadvisory fees of $103,067.

                       ADMINISTRATIVE SERVICES AGREEMENTS

Pursuant to an Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Directors.

Listed below are the fees that Aeltus is entitled to receive from each Portfolio at an annual rate based on average daily net assets of each Portfolio:

              Administrative Fee                 Fund Assets
              ------------------                 -----------
                    0.075%                 On the first $5 billion
                    0.050%                 On all assets over $5 billion

For the years ended December 31, 2000, 1999 and 1998, administrative services fees were paid to Aeltus and ALIAC (for the period January 1, 1997 to April 30, 1998) as follows:

                                2000              1999                1998
                                ----              ----                ----
Growth                        $  329,179       $  184,729           $  45,786
Index Plus Large Cap             928,761          633,299             253,167
Index Plus Mid Cap                32,541            9,546               9,814
Index Plus Small Cap              11,615            7,061               9,263
International                     38,857           19,129              25,419
Small Company                    183,151           83,410              56,587
Technology*                       15,612             N/A                 N/A
Value Opportunity                 71,228           58,171              42,429

   *Technology commenced operations on May 1, 2000. Administrative Services Fees shown are for the period from May 1, 2000 to December 31, 2000.

                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of all Portfolios, except International. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International. Neither custodian participates in determining the investment policies of a Portfolio nor in deciding which securities are purchased or sold by a Portfolio. A Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., Mellon Bank, N.A. and Brown Brothers Harriman & Company have entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT


DST Systems, Inc., 330 West 9(th) Street, Kansas City, Missouri 64105-1514, serves as the transfer agent and divided-paying agent to the Funds.

                              INDEPENDENT AUDITORS

KPMG LLP, 1 Financial Plaza, Hartford, Connecticut 06103 serves as independent auditors to the Fund. KPMG LLP provides audit and tax services, assistance and consultation in connection with the Commission filings.


                              PRINCIPAL UNDERWRITER

Shares of the Portfolios are offered on a continuous basis. Effective May 1, 2001, the Board approved a change in the principal underwriter from Aetna Investment Services, LLC, 151 Farmington Avenue, Hartford, Connecticut 06156 to Aeltus Capital, Inc. (ACI), 10 State House Square, Hartford, Connecticut 06103. ACI is a Connecticut corporation and is a wholly owned subsidiary of Aeltus and an indirect wholly owned subsidiary of ING. As principal underwriter, ACI has agreed to use its best efforts to distribute the shares of each Portfolio.

                      DISTRIBUTION SERVICING ARRANGEMENTS

Shares are distributed by ACI. Class S shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Class S Distribution Plan, ACI is paid an annual distribution fee at the rate of 0.25% of the average daily net assets of the Class S shares of the Series. The distribution fee may be used to cover expenses incurred in promoting the sale of Class S shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plan relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

The Distribution Plan continues from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plan must be approved by the Board in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days notice to any other party to the Distribution Plan. All persons who are under common control with AVPI could be deemed to have a financial interest in the Plan. No other interested person of AVPI has a financial interest in the Plan.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of a Portfolio are purchased and redeemed at the NAV next determined after receipt of a purchase or redemption order in acceptable form as described in the Prospectuses.

The value of shares redeemed may be more or less than the shareholder's costs, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made by a Portfolio within seven days or the maximum period allowed by law, if shorter, after the redemption request is received by AVPI or by ALIAC.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus (or EAM, in the case of Technology) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' (or EAM's, in the case of Technology) policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute portfolio transactions on behalf of each Portfolio or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' duty to obtain best execution.

Aeltus (or EAM, in the case of Technology) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolios and other investment companies, services related to the execution of trades on behalf of a Portfolio and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with personnel with respect to computerized systems and data furnished to the Portfolios as a component of other research services. Aeltus (or EAM, in the case of Technology) considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' (or EAM's, in the case of Technology) policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus (or EAM, in the case of Technology).

Research services furnished by brokers through whom the Portfolios effect securities transactions may be used by Aeltus (or EAM, in the case of Technology) in servicing all of its accounts; not all such services will be used by Aeltus (or EAM, in the case of Technology) to benefit the Portfolios.

Consistent with federal law, Aeltus (or EAM, in the case of Technology) may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. Aeltus' (or EAM's, in the case of Technology) judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' (or EAM's, in the case of Technology) opinion as to which services and which means of payment are in the long-term best interests of the Portfolios.

The Portfolios have not effected, and have no present intention of effecting, any brokerage transactions in portfolio securities with any affiliated person.

A Portfolio and another advisory client of Aeltus (or EAM) or Aeltus (or EAM) itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Portfolio and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

                              2000              1999                1998
                              ----              ----                ----
Growth                    $    947,691      $    570,118       $    183,496
Index Plus Large Cap         2,566,498         1,599,430            549,604
Index Plus Mid Cap              86,704            17,692             15,110
Index Plus Small Cap            25,600            12,096             11,422
International*                 477,108           217,262            129,012
Small Company                1,352,300           690,902            341,963
Technology*                    103,695             N/A                N/A
Value Opportunity              317,894           175,939            157,158

*Technology commenced operation on May 1, 2000.

For the fiscal year ended December 31, 2000, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

Company Name                            Commissions Paid on Total Transactions
------------                            --------------------------------------
Growth                                            $    95,191
International                                          39,108
Small Company                                          52,452
Value Opportunity                                      64,381
Technology*                                            31,547
Index Plus Large Cap                                  982,815
Index Plus Mid Cap                                          0
Index Plus Small Cap                                        0

*Technology commenced operations on May 1, 2000.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

AVPI, Aeltus, and EAM each have adopted a Code of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information.

                                 NET ASSET VALUE

Securities of the Portfolios are generally valued by independent pricing services, which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

With respect to any Portfolio that invests in foreign securities, because those securities may be traded on markets that are open on days when the Portfolio does not price its shares, the value of the Portfolio may change even though shareholders may not be permitted to sell or redeem shares.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting each Portfolio. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio and no explanation is provided with respect to the tax treatment of any Portfolio shareholder. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning. Holders of VA Contracts or VLI Policies must consult the contract prospectus, prospectus summary or disclosure statement for information concerning the federal income tax consequences of owning such VA Contracts or VLI Policies.

Qualification as a Regulated Investment Company

Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

Qualification of Segregated Asset Accounts

Under Code section 817(h), a segregated asset account upon which a VA Contract or VLI Policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                             PERFORMANCE INFORMATION

Total return performance information of all Portfolios may appear in reports or promotional literature to current or prospective shareholders.

Average Annual Total Return

Quotations of average annual total return for any Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over a period of one, five and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the formula:

                                 P(1 + T)n = ERV

Where:
P = a hypothetical initial payment of $1,000
T = an average annual total return
n = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).


On July 16, 2001, the existing shares of each Portfolio were redesignated as Class R shares. In addition, a new class of shares, Class S shares, was introduced to each Portfolio. For periods prior to the Class S inception date, Class S performance is derived from the historical performance of Class R shares, adjusted to reflect the fees and operating expenses applicable to Class S shares (particularly, Class S shares' 0.25% Rule 12b-1 distribution fee). Performance information will be computed separately for each class. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


TOTAL RETURN QUOTATIONS AS OF DECEMBER 31, 2000:


Class R
-------
   PORTFOLIO NAME                1 YEAR           5 YEARS          10 YEARS        SINCE      INCEPTION
                                                                                 INCEPTION       DATE
Growth                          -11.95%             N/A              N/A           21.63%      12/13/96
Index Plus Large Cap             -9.41%             N/A              N/A           19.86%      9/16/96
Index Plus Mid Cap               19.91%             N/A              N/A           21.01%      12/16/97
Index Plus Small Cap              9.82%             N/A              N/A            7.68%      12/19/97
International                   -20.33%             N/A              N/A           13.65%      12/22/97
Small Company                     6.72%             N/A              N/A           17.68%      12/27/96
Technology                        N/A               N/A              N/A          -41.20%       5/1/00
Value Opportunity                10.19%             N/A              N/A           22.78%      12/13/96


Class S(1)
-------
   PORTFOLIO NAME                1 YEAR           5 YEARS          10 YEARS        SINCE      INCEPTION
                                                                                 INCEPTION       DATE
Growth                          -12.20%             N/A              N/A           21.38%      12/13/96
Index Plus Large Cap             -9.66%             N/A              N/A           19.61%      9/16/96
Index Plus Mid Cap               19.66%             N/A              N/A           20.76%      12/16/97
Index Plus Small Cap              9.57%             N/A              N/A            7.43%      12/19/97
International                   -20.58%             N/A              N/A           13.40%      12/22/97
Small Company                     6.47%             N/A              N/A           17.43%      12/27/96
Technology                        N/A               N/A              N/A          -41.37%       5/1/00
Value Opportunity                 9.94%             N/A              N/A           22.53%      12/13/96

(1) Because Class S shares were not introduced until July 16, 2001, the returns for Class S shares for the period prior to their introduction is based upon the performance of Class R shares, adjusted to reflect the higher gross total operating expenses of Class S shares as described above.

Performance information for a Portfolio may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the Russell 1000 Growth Index, the Russell 2000 Index, the MSCI-EAFE, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Portfolio.

                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' reports thereon are incorporated by reference in this Statement. Each Portfolio's Annual Report is available upon request and without charge by calling 1-800-262-3862.

                                            Statement of Additional Information

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 23. Exhibits
-----------------

         (a.1)    Articles of Incorporation (June 4, 1996)(1)
         (a.2)    Articles of Amendment (October 15, 1996)(2)
         (a.3)    Articles Supplementary (October 29, 1997)(3)
         (a.4)    Articles of Amendment (May 1, 1998)(4)
         (a.5)    Articles of Amendment (April 1, 1999)(5)
         (a.6)    Articles Supplementary (February 9, 2000)(6)
         (a.7)    Articles of Amendment (June 8, 2001)
         (a.8)    Articles Supplementary (June 8, 2001)
         (b)      Amended and Restated Bylaws(7)
         (c)      Instruments Defining Rights of Holders (set forth in the
                  Articles of Incorporation which are incorporated by reference)(1)
         (d.1)    Investment Advisory Agreement between Aeltus Investment
                  Management, Inc. (Aeltus) and Aetna Variable Portfolios, Inc.
                  (AVPI), on behalf of Aetna Value Opportunity VP, Aetna Growth
                  VP, Aetna Small Company VP, Aetna Index Plus Large Cap VP,
                  Aetna Index Plus Mid Cap VP, Aetna Index Plus Small Cap VP,
                  Aetna International VP and Aetna Technology VP(7)
         (d.2)    Subadvisory Agreement between Elijah Asset Management, LLC and
                  AVPI on behalf of Aetna Technology VP(7)
         (e)      Amended and Restated Underwriting Agreement between AVPI and
                  Aeltus Capital, Inc. (ACI)
         (f)      Directors' Deferred Compensation Plan(3)
         (g.1)    Custodian Agreement between AVPI and Mellon Bank, N.A. for
                  Aetna Value Opportunity VP, Aetna Growth VP, Aetna Index Plus
                  Large Cap VP and Aetna Small Company VP(2)
         (g.2)    Amendment to Custodian Agreement between AVPI and Mellon Bank,
                  N.A. for Aetna Index Plus Mid Cap VP and Aetna Index Plus
                  Small Cap VP(3)
         (g.3)    Amendment to Custodian Agreement between AVPI and Mellon Bank,
                  N.A. for Aetna Technology VP(6)
         (g.4)    Custodian Agreement between AVPI and Brown Brothers Harriman &
                  Co. for Aetna International VP(4)
         (h.1)    Administrative Services Agreement between Aeltus and AVPI on behalf of Aetna Value Opportunity VP, Aetna Growth VP, Aetna
                  Small Company VP, Aetna Index Plus Large Cap VP, Aetna Index
                  Plus Mid Cap VP, Aetna Index Plus Small Cap VP and Aetna
                  International VP(8)
         (h.2)    Amendment to Administrative Services Agreement between Aeltus and AVPI on behalf of Aetna Value Opportunity VP, Aetna Growth
                  VP, Aetna Small Company VP, Aetna Index Plus Large Cap VP,
                  Aetna Index Plus Mid Cap VP, Aetna Index Plus Small Cap VP and
                  Aetna International VP(6)

         (h.3)    Amendment No. 3 to Administrative Services Agreement between
                  Aeltus and AVPI on behalf of Aetna Technology VP(6)
         (h.4)    License Agreement(2)
         (i)      Opinion and Consent of Counsel
         (j)      Consent of Independent Auditors
         (k)      Not applicable
         (l.1)    Agreement re: Initial Contribution to Working Capital for
                  Aetna Value Opportunity VP, Aetna Growth VP, Aetna Index Plus
                  Large Cap VP and Aetna Small Company VP(2)
         (l.2)    Agreement re: Initial Contribution to Working Capital for
                  Aetna Index Plus Mid Cap VP, Aetna Index Plus Small Cap VP and
                  Aetna International VP(9)
         (m)      Distribution Plan (Class S)
         (n)      Multiple Class Plan
         (o)      Not applicable
         (p.1)    Aeltus Code of Ethics(10)
         (p.2)    Aetna Mutual Funds Code of Ethics(11)
         (p.3)    Elijah Asset Management, LLC Code of Ethics(11)
         (q.1)    Power of Attorney (April 4, 2001)(7)
         (q.2)    Authorization for Signatures(9)

1.  Incorporated by reference to the Registration Statement on Form N-1A
    (File No. 333-05173), as filed with the Securities and Exchange Commission
    (SEC) on June 4, 1996.
2. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on
    March 7, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on February 26, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on
    April 27, 1998.
5. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on
    April 27, 1999.
6. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on
    April 25, 2000.
7. Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on
    April 26, 2001.
8. Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on February 10, 1999.
9. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on September 26, 1997.
10. Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A (File No. 33-12723), as filed with the SEC on
    April 5, 2001.
11. Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on
    August 1, 2000.

Item 24. Persons Controlled by or Under Common Control
------------------------------------------------------

     Registrant is a Maryland corporation for which separate financial statements are filed. As of June 30, 2001, Aetna Life Insurance and Annuity Company (ALIAC), and its affiliates, had the following interest in the portfolios of the Registrant, through direct ownership or through one of ALIAC's separate accounts:

                                                               %Aetna
                                                               ------

                    Aetna Growth VP                           100.00%
                    Aetna International VP                    100.00%
                    Aetna Small Company VP                    100.00%
                    Aetna Value Opportunity VP                100.00%
                    Aetna Technology VP                       100.00%
                    Aetna Index Plus Large Cap VP              99.75%
                    Aetna Index Plus Mid Cap VP               100.00%
                    Aetna Index Plus Small Cap VP             100.00%

     Aetna is an indirect wholly owned subsidiary of ING Groep N.V.

     A list of all persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-81216), as filed with the Securities and Exchange Commission on April 9, 2001.

Item 25. Indemnification
------------------------

     Article 10, Section (iv) of the Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a.1) of this Post-Effective Amendment, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2002.

     Section XI.B of the Administrative Services Agreement, incorporated herein by reference to Exhibit (h.1) of this Post-Effective Amendment, provides for indemnification of Aeltus, the Administrator.

     Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26.  Business and Other Connections of Investment Adviser
--------  ----------------------------------------------------

     The investment adviser, Aeltus, is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as investment adviser and administrator for the Registrant, Aeltus acts as the investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Aeltus also acts as the investment adviser to certain private accounts.

     The following table summarizes the business connections of the directors and principal officers of the investment adviser.

---------------------------------- ----------------------------- --------------------------------------------------------
Name                               Positions and Offices         Other Principal Position(s) Held
----
                                   with Investment               Since Dec. 31, 1998/Addresses
                                   ---------------               -----------------------------
                                   Adviser
                                   -------
---------------------------------- ----------------------------- --------------------------------------------------------
J. Scott Fox*                      Director, President,          President (since April 2001), Director, Chief
                                   Chief Operating               Operating Officer and Chief Financial Officer (since
                                   Officer, Chief Financial      May 1996), Managing Director (May 1996 to April 2001)
                                   Officer                       - Aeltus Trust Company; Executive Vice President
                                                                 (since April 2001), Director, Chief Operating Officer,
                                                                 Chief Financial Officer (since February 1995), Managing
                                                                 Director (February 1995 to April 2001) - Aeltus Capital,
                                                                 Inc.
Thomas J. McInerney**              Director                      General Manager and Chief Executive Officer (Since
                                                                 December 2000) - ING U.S. Worksite Financial Services;
                                                                 Director (since February 1998), President (since
                                                                 August 1997) - Aetna Retirement Services, Inc.;
                                                                 Director and President (September 1997 to May 2000)
                                                                 and (Since September 2000) - Aetna Life Insurance and
                                                                 Annuity Company; Executive Vice President (August 1997
                                                                 to December 2000) - Aetna Inc.


---------------------------------- ----------------------------- --------------------------------------------------------
Name                               Positions and Offices         Other Principal Position(s) Held
----
                                   with Investment               Since Dec. 31, 1998/Addresses
                                   ---------------               -----------------------------
                                   Adviser
                                   -------
---------------------------------- ----------------------------- --------------------------------------------------------
Mark A. Tullis***                  Director                      Director (since December 2000) - Aetna Life Insurance
                                                                 and Annuity Company; General Manager and Chief of
                                                                 Staff (since November 2000) - ING North America
                                                                 Insurance Corporation; Executive Vice President and
                                                                 General Manager, Strategy and Operations (1999 to
                                                                 November 2000) - ING North America Insurance
                                                                 Corporation; Executive Vice President (June 1994 to
                                                                 August 1999) - Primerica.
John G. Turner****                 Director                      Vice Chairman (September 2000 to present) -
                                                                 ING Americas; Chairman and Chief Executive Officer (July
                                                                 1993 to September 2000) - ReliaStar.
Stephanie A. DeSisto*              Senior Vice President         Senior Vice President (since April 2001), Vice
                                                                 President (April 2000 to April 2001) - Aeltus Trust
                                                                 Company.
Michael Gioffre*                   Senior Vice President,        Senior Vice President (since April 2001), Assistant
                                   Assistant General             General Counsel and Secretary (since July 2000) -
                                   Counsel and Secretary         Aeltus Capital, Inc.; Senior Vice President (since
                                                                 April 2001), Assistant General Counsel and Secretary
                                                                 (since July 2000) - Aeltus Trust Company; Assistant
                                                                 Secretary (January 2000 to July 2000) - Aeltus Trust
                                                                 Company; Counsel (May 1998 to July 2000) - Aetna
                                                                 Financial Services, Inc.
Brian K. Kawakami*                 Senior Vice President,        Senior Vice President (since April 2001), Chief
                                   Chief Compliance              Compliance Officer & Director (since January 1996) -
                                   Officer                       Aeltus Trust Company; Senior Vice President (April 2001),
                                                                 Chief Compliance Officer (since August 1993) - Aeltus
                                                                 Capital, Inc.
Neil Kochen*                       Executive Vice                Executive Vice President, Chief Investment Officer
                                   President, Equity             (since April 2001), Managing Director (April 1996 to
                                   Investments                   April 2001) - Aeltus Trust Company; Executive Vice President
                                                                 (since April 2001), Managing Director (August 1996 to
                                                                 April 2001) - Aeltus Capital, Inc.


---------------------------------- ----------------------------- --------------------------------------------------------
Name                               Positions and Offices         Other Principal Position(s) Held
----
                                   with Investment               Since Dec. 31, 1998/Addresses
                                   ---------------               -----------------------------
                                   Adviser
                                   -------
---------------------------------- ----------------------------- --------------------------------------------------------
Frank Litwin*                      Executive Vice                Executive Vice President (since April 2001) - Aeltus
                                   President, Retail             Capital, Inc.; Executive Vice President (since April
                                   Marketing and Sales           2001), Managing Director (September 1997 to April 2001)
                                                                 - Aeltus Trust Company.
L. Charles Meythaler*              Executive Vice                Executive Vice President (since April 2001), Director
                                   President, Institutional      (since July 1997) - Aeltus Trust Company; Managing
                                   Marketing and Sales           Director (June 1997 to April 2001) - Aeltus Trust Company.

         * The principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602.
        ** The principal business address of Mr. McInerney is 151 Farmington
           Avenue, Hartford, Connecticut 06156.
       *** The principal business address of Mr. Tullis is 5780 Powers Ferry
           Road, NW, Atlanta, Georgia 30327-4390.
      **** The principal business address of Mr. Turner is 20 Washington Avenue
           South, Minneapolis, Minnesota 55401.

Item 27.  Principal Underwriters
--------------------------------

     (a)  None

     (b) The following are the directors and principal officers of Aeltus Capital, Inc., the principal underwriter of the Registrant:


Name and Principal                    Positions and Offices                          Positions and Offices
Business Address*                     with Principal Underwriter                     with Registrant
-----------------                     --------------------------                     ---------------

J. Scott Fox                          Director, Executive Vice President             Director and President
                                      and Chief Operating Officer

Brian K. Kawakami                     Director, Senior Vice President, Chief         None
                                      Compliance Officer

Frank Litwin                          Director, Executive Vice President             Vice President

L. Charles Meythaler                  Director                                       None

Michael Gioffre                       Senior Vice President, Assistant               Secretary
                                      General Counsel and Secretary

Daniel F. Wilcox                      Senior Vice President, Finance and             None
                                      Treasurer


     *The principal business address of all directors and officers listed is 10
      State House Square, Hartford, Connecticut 06103-3602.

    (c) Not applicable.

Item 28.  Location of Accounts and Records
------------------------------------------

     As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 and 10 State House Square, Hartford, Connecticut 06103-3602, respectively.

Item 29.  Management Services
-----------------------------

     Not applicable.

Item 30.  Undertakings
----------------------

     Insofar as indemnification for liability arising under the Securities Act of 1933 (1933 Act) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other that the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, Aetna Variable Portfolios, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on the 13th day of July, 2001.


                                   AETNA VARIABLE PORTFOLIOS, INC.
                                   ---------------------------------
                                   Registrant

                                   By:  J. Scott Fox*
                                   ---------------------------------
                                        J. Scott Fox
                                        President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                               Title                                                                    Date
---------                               -----                                                                    ----

J. Scott Fox*                           President and Director
-------------------------------------
J. Scott Fox                            (Principal Executive Officer)                                 )
                                                                                                      )
Albert E. DePrince, Jr.*                Director                                                      )
-------------------------------------
Albert E. DePrince, Jr.                                                                               )
                                                                                                      )

Maria T. Fighetti*                      Director                                                      )   July 13,
-------------------------------------
Maria T. Fighetti                                                                                     )   2001
                                                                                                      )
David L. Grove*                         Director                                                      )
-------------------------------------
David L. Grove                                                                                        )
                                                                                                      )
Sidney Koch*                            Director                                                      )
-------------------------------------
Sidney Koch                                                                                           )
                                                                                                      )
Corine T. Norgaard*                     Director                                                      )
-------------------------------------
Corine T. Norgaard                                                                                    )
                                                                                                      )
Richard G. Scheide*                     Director                                                      )
-------------------------------------
Richard G. Scheide                                                                                    )
                                                                                                      )


Signature                               Title                                                                    Date
---------                               -----                                                                    ----

John G. Turner*                         Director                                                      )
-------------------------------------
John G. Turner                                                                                        )
                                                                                                      )
Stephanie A. DeSisto*                   Treasurer and Chief Financial Officer                         )
-------------------------------------
Stephanie A. DeSisto                    (Principal Financial and Accounting Officer)                  )

By: /s/ Michael Gioffre
    -------------------------------------------
   *Michael Gioffre
    Attorney-in-Fact

   *Executed pursuant to Power of Attorney dated April 4, 2001 and filed with the SEC on April 26, 2001.

                         Aetna Variable Portfolios, Inc.
                                  EXHIBIT INDEX

Exhibit No.  Exhibit                                                 Page
-----------  -------                                                 ----

99-(a.7)     Articles of Amendment (June 8, 2001)
                                                             -------------------

99-(a.8)     Articles Supplementary (June 8, 2001)
                                                             -------------------

99-(e)       Amended and Restated Underwriting
             Agreement between AVPI and Aeltus
             Capital, Inc. (ACI)
                                                             -------------------

99-(i)       Opinion and Consent of Counsel
                                                             -------------------

99-(j)       Consent of Independent Auditors
                                                             -------------------

99-(m)       Distribution Plan (Class S)
                                                             -------------------

99-(n)       Multiple Class Plan
                                                             -------------------